Income Taxes - Schedule of Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Start-up/Organization costs	$ 926,801	$ 502
Net operating loss carryforwards	645,611	197
Total deferred tax assets	1,572,412	699
Valuation allowance	$ (1,572,412)	$ (699)